SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES ExCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 22, 2004

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  0-23212                 36-3885440
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
        Incorporation)             File Number)                Number)


          647 North Lakeview Parkway, Vernon Hills, Illinois         60061
               (Address of Principal Executive Offices)           (Zip Code)

                                (847) 247-9400
             (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1 Press Release issued by Telular Corporation dated June 22, 2004.

Item 9.  Regulation FD Disclosure.

         On June 22, 2004, Telular Corporation issued a press release reporting component shortages will affect its fiscal year 2004 third quarter revenues. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition.

         On June 22, 2004, Telular Corporation issued a press release reporting component shortages will affect its fiscal year 2004 third quarter revenues. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 22, 2004

                               TELULAR CORPORATION


                               /s/ JEFFREY L. HERRMANN
                               -------------------------------------
                               Jeffrey L. Herrmann
                               Executive Vice President, Chief Operating
                               Officer and Chief Financial Officer


Exhibit Index

Sequential
Exhibit
Number                                   Document Name

99.1                                     Press Release dated June 22, 2004